Exhibit 32.1

Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Kathy Ordoñez, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of Celera Corporation on Form 10-K for the fiscal year ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such annual report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Celera Corporation.

Date: September 5, 2008

By:	/s/ KATHY ORDOÑEZ
Kathy Ordoñez Chief Executive Officer